Exhibit 10.69

ASSIGNMENT FORM

FOR VALUE RECEIVED, Quayle Associates, LLC hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (NVCW‑79) with respect to the number of shares of Non‑Voting Common Stock covered thereby set forth below, to:
Name of Assignee	Address/Email	No. of Shares (post 3:1 stock split)

Craig W. Philips	[***]	180,000 (i.e., all vested shares)

Quayle Associates, LLC

Dated as of: 1/1/2018	Signature:	/s/ Craig Philips
	Title:	Managing Member

EXHIBIT A

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Warrant No. NVCW-79	Number of Shares: 80,000
Date of Issuance: April 1, 2013	(subject to adjustment)

KINETA, INC.

Non-Voting Common Stock Purchase Warrant

Kineta, Inc. (the “Company”), for value received, hereby certifies that Quayle Associates, LLC or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 7 below), up to 80,000 shares (as adjusted from time to time pursuant to the provisions of this Warrant) of non-voting common stock of the Company (the “Non-Voting Common Stock”), at an exercise price of $2.10 per share.  The shares issuable upon exercise of this Warrant and the exercise price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the “Warrant Stock” and the “Exercise Price,” respectively.

1.          Exercise.

(a)
Manner of Exercise.  Subject to Section 1(c) hereof, this Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the aggregate Exercise Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise (the “Purchase Price”).  The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

(b)
Effective Time of Exercise.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above.

(c)
Vesting Schedule.  The Warrant Stock shall vest and become exercisable according to the following schedule:  (i) 10,000 shares of the Warrant Stock shall vest at the end of each of the first six months after the Vesting Commencement Date (as defined below), such that up to an aggregate of 60,000 shares will be vested and exercisable upon six full months of service to the Company under that certain Consulting Agreement entered into by and between the Company and the Registered Holder (the “Consulting Agreement”), and (ii) the remaining 20,000 shares of the Warrant Stock shall vest upon the execution of a licensing transaction by the Company or any of its subsidiaries during calendar year 2013 and during the term of the Consulting Agreement pursuant to which the Company or any of its subsidiaries receives at least $5,000,000 upon the signing or execution of the definitive agreement memorializing such licensing transaction (i.e., an upfront payment of such amount).

For purposes of this Warrant, the “Vesting Commencement Date” shall be January 1, 2013.

(d)
Delivery to Registered Holder.  As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

(i)          a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii)          in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor and with the same date, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above (without giving effect to any adjustment thereof).

(e)
Net Issue Exercise.

(i)          In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive Warrant Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder’s duly authorized attorney, in which event the Company shall issue to such Registered Holder a number of shares of Non-Voting Common Stock computed using the following formula:

Where	X = The number of shares of Non-Voting Common Stock to be issued to the Registered Holder.

Y = The number of shares of Non-Voting Common Stock purchasable under this Warrant (at the date of such calculation).

A = The fair market value of one share of Non-Voting Common Stock (at the date of such calculation).

B = The Exercise Price (as adjusted to the date of such calculation).

(ii)          For purposes of this Section 1(e), the fair market value of one share of Non-Voting Common Stock on the date of calculation shall mean:

(A)          if the exercise is in connection with an initial public offering, and if the Company’s registration statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value shall be the initial “Price to Public” per share specified in the final prospectus with respect to the offering; and

(B)          if this Warrant is exercised after, and not in connection with, the Company’s initial public offering, and if the Company’s securities are traded on a securities exchange or The Nasdaq Stock Market or actively traded over-the-counter:

(1)          if the Company’s securities are traded on a securities exchange or The Nasdaq Stock Market, the fair market value shall be deemed to be the average of the closing prices over a 30 day period ending three days before the date of calculation; or

(2)          if the Company’s securities are actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the 30 day period ending three days before the date of calculation; or

if neither (A) nor (B) is applicable, the fair market value shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Non-Voting Common Stock sold by the Company, from authorized but unissued units, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in Section 8(b) below, in which case the fair market value of a share of Non-Voting Common Stock shall be deemed to be the value of the consideration per share received by the holders of such shares pursuant to such acquisition.

2.          Adjustments.

 (a)
Splits and Dividends.  If the outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Exercise Price, the number of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b)
Reclassification, Etc.  In case of any reclassification or change of the outstanding securities of the Company (or any other corporation the securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the shares or other securities and property receivable upon the exercise hereof prior to such consummation, the shares or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares or other securities properly receivable upon the exercise of this Warrant after such consummation

(c)
Adjustment Certificate.  When any adjustment is required to be made in the Warrant Stock or the Exercise Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

3.          Transfers.

(a)
Unregistered Security.  Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

(b)
Transferability.  Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c)
Warrant Register.  The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant.  Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.  Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4.          No Impairment.  The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

5.          Representations and Warranties of the Registered Holder.  The Registered Holder hereby represents and warrants to the Company that:

(a)
Authorization.  The Registered Holder has full power and authority to enter into this Warrant.  The Warrant, when executed and delivered by the Registered Holder, will constitute a valid and legally binding obligation of the Registered Holder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)
Purchase Entirely for Own Account.  This Warrant is issued to the Registered Holder in reliance upon the Registered Holder’s representation to the Company, which by the Registered Holder’s acceptance of this Warrant, the Registered Holder hereby confirms, that the Warrant to be acquired by the Registered Holder, the Warrant Stock and the shares to be issued upon the conversion of the Warrant Stock (collectively, the “Securities”) will be acquired for investment for the Registered Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Registered Holder has no present intention of selling, granting any participation in or otherwise distributing the same.  By accepting this Warrant, the Registered Holder further represents that the Registered Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.  The Registered Holder has not been formed for the specific purpose of acquiring the Securities.

(c)
Disclosure of Information.  The Registered Holder has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management and has had an opportunity to review the Company’s facilities.  The Registered Holder understands that such discussions, as well as any written information delivered by the Company to the Registered Holder, were intended to describe the aspects of the Company’s business which it believes to be material.

(d)
Restricted Securities.  The Registered Holder understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Registered Holder’s representations as expressed herein.  The Registered Holder understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Registered Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Registered Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale.  The Registered Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Registered Holder’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)
No Public Market.  The Registered Holder understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

(f)
Accredited Investor; Sophistication.  The Registered Holder represents that (i) it is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or (ii) it is a sophisticated investor, experienced in investing in securities of emerging growth companies, and can protect its own interests in connection with the Securities.  The Registered Holder further represents that it has sufficient knowledge and experience in financial and business matters to be capable of evaluating (alone or with a purchase representative) the merits and risks of acquiring the Securities.

(g)
No General Solicitation.  Neither the Registered Holder, nor any of its officers, employees, agents, directors, stockholders or partners has engaged the services of a broker, investment banker or finder to contact any potential investor nor has the Registered Holder or any of the Registered Holder’s officers, employees, agents, directors, stockholders or partners, agreed to pay any commission, fee or other remuneration to any third party to solicit or contact any potential investor.  Neither the Registered Holder, nor any of its officers, directors, employees, agents or partners has (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Securities.

6.          Lock-up Agreement.

(a)
Lock-up Period; Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Registered Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with the Rule 2711 of the Nation Association of Securities Dealers, Inc.) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.,

(b)
Stop-Transfer Instructions.  In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of the Registered Holder (and the securities of every other person subject to the restrictions in Section 6(a)).

(c)
Transferees Bound.  The Registered Holder agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 6.

7.          Termination.  This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the “Expiration Date”):  (a) the seventh anniversary of the Date of Issuance set forth above, (b) the sale, conveyance or disposal of all or substantially all of the Company’s property or business or the Company’s merger with or into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company) or any other transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, provided that this Section 7(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company, a mere change in entity type (e.g., from a limited liability company to a C-corporation), or to an equity financing in which the Company is the surviving corporation, or (c) the closing of a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act.

8.          Notices of Certain Transactions.  In case:

(a)
the Company shall set a record date for the holders of its Non-Voting Common Stock (or other securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

(b)
of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c)
of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Non-Voting Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined.  Such notice shall be mailed at least five (5) days prior to the record date or effective date for the event specified in such notice.

9.          Reservation of Stock.  The Company will at all times reserve and keep available, such shares of Warrant Stock and other securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

10.          Exchange of Warrants.  Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares called for on the face or faces of the Warrant or Warrants so surrendered.

11.          Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

12.          No Rights as Shareholder.  Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

13.          No Fractional Shares.  No fractional shares of Non-Voting Common Stock will be issued in connection with any exercise hereunder.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Non-Voting Common Stock on the date of exercise, as determined in good faith by the Company’s Manager.

14.          Amendment or Waiver.  Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

15.          Headings.  The headings in this Warrant are used for convenience only and are not to be considered in construing or interpreting any provision of this Warrant.

16.          Governing Law.  This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

17.          Successors and Assigns.  Unless otherwise provided in this Warrant, the terms and conditions of this Warrant shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties.  Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

18.          Counterparts.  This Warrant may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

19.          Severability.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

20.          Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Warrant, upon any breach or default of any other party under this Warrant, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Warrant, or any waiver on the part of any party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Warrant or by law or otherwise afforded to any party, shall be cumulative and not alternative.

21.          Notices.  Unless otherwise provided herein, any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile, or 24 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, or as subsequently modified by written notice.

[Signature Page Follows]

KINETA, INC.

By:	/s/ Charles Magness
Charles Magness, Ph.D., CEO

Address:	219 Terry Ave North, Suite 300
Seattle, WA 98109

Facsimile Number: [***]

Accepted and Agreed:

REGISTERED HOLDER

Quayle Associates, LLC

/s/ Craig Philips
Craig Philips

Address:	7239 SE 29th St
Mercer Island, WA 98040

Fax Number: [***]

EXHIBIT A

PURCHASE/EXERCISE FORM

EXHIBIT B

ASSIGNMENT FORM